UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2008

Hooper Holmes, Inc.
(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

170 Mt. Airy Road, Basking Ridge, New Jersey 07920
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code   (908) 766-5000

Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 12, 2008, the Board of Directors of Hooper Holmes, Inc. (the “Company”) elected Roy E. Lowrance Chairman of the Board effective October 1, 2008.  Mr. Lowrance, age 58, will succeed Benjamin A. Currier, age 75, who has decided to step down as Chairman but will remain as a director on the Board.

On September 16, 2008, the Company issued a Press Release announcing the aforementioned appointment of Roy E. Lowrance as Chairman of the Board of Directors.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

  99.1  Press Release, dated September 16, 2008, announcing that the Board of Directors of the Company had elected Roy E. Lowrance Chairman of the Board effective October 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc.

Date:  September 17, 2008                                                                   By: /s/ William F. Kracklauer
William F. Kracklauer
Senior Vice President,
General Counsel and
Secretary